UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2016

Cool Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8875 Hidden River Parkway Tampa, Florida	33637
(Address of principal executive offices)	(Zip Code)

 Registrant's telephone number, including area code: (813) 975-7467

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 15, 2016, Cool Technologies and Spirit Bear Limited signed a Waiver of Performance and Second Amendment to Settlement Agreement ("SASA") which removed one of the terms of the First Amended Settlement Agreement ("FASA") executed on June 1, 2015 and announced in an 8-K on June 4, 2015.

Pursuant to the terms of the SASA, Spirit Bear agreed to the withdrawal of the filing of the registration statement on Form S-1 originally required under the FASA. The Company agreed to a warrant exchange which would modify the strike price and expiration dates of warrants held by Spirit Bear and its assignees. The Company also agreed to reimburse Spirit Bear for the cost of attorney opinion letters (up to $1,000) concerning the sale of securities that presumably would have been registered under the withdrawn S-1 Registration Statement.

The SASA will become effective upon the satisfaction of the terms delineated in the Conditions Agreement signed by the Company and Spirit Bear on February 15, 2016.

The Conditions Agreement delays the effective date of the SASA until such date as two matters are resolved between Spirit Bear and third parties or such date as consent is obtained from the third parties to the SASA. As of February 29, 2016, one of those matters was entirely resolved. As a result, all that is needed for the withdrawal of the registration required under the FASA is the consent of the remaining third party whose consent is currently under discussion.

Once the SASA becomes effective, the Company will be able to begin the process to withdraw the registration statement on Form S-1 it had filed covering an aggregate of 14,028,385 shares of common stock, preferred stock and warrants on behalf of Spirit Bear and its assignees. The withdrawal of the statement will mean that the resale of all outstanding preferred and common shares as well as shares to be derived from the conversion of Company warrants held by Spirit Bear shall be subject to Rule 144.

A complete and accurate copy of the fully executed January 28 Waiver of Performance and Second Amendment to the Settlement Agreement ("SASA') is filed herewith as Exhibit 10.52. A copy of the Conditions Agreement is filed herewith as Exhibit 10.53.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

10.52	Waiver of Performance and Second Amendment to the Settlement Agreement signed February 15, 2016

10.53	Conditions Agreement signed February 15, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cool Technologies, Inc.

Date: May 10, 2016	By:	/s/ Timothy Hassett
Timothy Hassett
Chairman and CEO (Principal Executive Officer)